                                                                   EXHIBIT 10.25
================================================================================



                          AGREEMENT AND PLAN OF MERGER



                         Dated as of February 6, 1998,



                                    Between



                                PRIMESTAR, INC.



                                      And



                              COX SATELLITE, INC.


================================================================================

                 TABLE OF CONTENTS


                                                     Page
Parties and Recitals ..............................   1


                 ARTICLE I

                The Merger
                ----------

SECTION 1.01.      The Merger......................   1
SECTION 1.02.      Closing.........................   2
SECTION 1.03.      Effective Time..................   2
SECTION 1.04.      Effects.........................   2
SECTION 1.05.      Certificate of Incorporation
                   and By-Laws.....................   2
SECTION 1.06.      Directors.......................   2
SECTION 1.07.      Officers........................   2


                 ARTICLE II

       Effect on the Capital Stock of the
       --------------------------------
Constituent Corporations; Exchange of Certificates
--------------------------------------------------

SECTION 2.01.   Effect on Capital Stock ...........   3
SECTION 2.02.   Exchange of Certificates ..........   3


                 ARTICLE III


Conditions Precedent ..............................   4


                 ARTICLE IV

    Termination, Amendment and Waiver
    ---------------------------------

SECTION 4.01.      Termination.....................   4
SECTION 4.02.      Effect of Termination...........   4
SECTION 4.03.      Amendment.......................   4

                 ARTICLE V

            General Provisions
            ------------------

SECTION 5.01.      Notices.........................   5
SECTION 5.02       Interpretation..................   5
SECTION 5.03.      Assignment......................   5
SECTION 5.04.      Severability....................   5
SECTION 5.05.      Entire Agreement; No
                   Third-Party Beneficiaries.......   5
SECTION 5.06.      Governing Law...................   6
SECTION 5.07.      Enforcement; Exclusive
                   Jurisdiction....................   6
SECTION 5.08.      Counterparts....................   7

                                      (ii)

                         AGREEMENT AND PLAN OF MERGER dated as of February 6,
               1998, between PRIMESTAR, INC. a Delaware corporation ("Parent"),
                                                                      ------
               and COX SATELLITE, INC., a Delaware corporation (the "Company").
                                                                     -------


          WHEREAS Parent and an affiliate of the Company and certain other parties are parties to a Merger and Contribution Agreement dated as of February 6, 1998 (the "Restructuring Agreement"), pursuant to which the Restructuring
              -----------------------
Transaction (as defined therein) will be consummated by the parties thereto or their respective affiliates (capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Restructuring Agreement);

          WHEREAS the respective Boards of Directors of Parent and the Company have approved the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS the respective Boards of Directors of Parent and the Company have approved the merger of the Company into Parent on the terms and subject to the conditions set forth in this Agreement, whereby the issued capital stock of the Company ("Company Capital Stock") (excluding any shares owned by the
              ---------------------
Company), shall be converted into the right to receive, in the aggregate, the consideration determined as set forth herein; and

          WHEREAS for Federal income tax purposes it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").
                                       ----


          NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                   The Merger
                                   ----------

          SECTION 1.01.  The Merger.  On the terms and subject to the conditions
                         -----------
set forth in this Agreement, and in accordance with the DGCL, the Company shall be merged with and into Parent at the Effective Time (as defined below). At the Effective Time, the separate corporate existence of the Company shall cease and Parent shall continue as the surviving corporation (the "Surviving
                                                         ---------
Corporation").
-----------

          SECTION 1.02.  Closing.  The Closing shall take place as set forth in
                         --------
Section 4.01 of the Restructuring Agreement.

          SECTION 1.03.  Effective Time.  Prior to the Closing Parent shall
                         ---------------
prepare, and on the Closing Date or as soon as practicable thereafter Parent shall file with the Secretary of State of the State of Delaware, a certificate of merger or other appropriate documents (in any such case, the "Certificate of
                                                                 --------------
Merger") executed in accordance with the relevant provisions of the DGCL and
------
shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State or at such subsequent time as shall be stated in the Certificate of Merger (the "Effective Time").
                                          --------------

          SECTION 1.04.  Effects.  The Merger shall have the effects set forth
                         --------
in Section 259 of the DGCL.

          SECTION 1.05.  Certificate of Incorporation and By-laws.  (a)  The
                         -----------------------------------------
Restated Certificate of Incorporation of Parent as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

          (b) The By-laws of Parent as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

          SECTION 1.06.  Directors.  The directors of Parent immediately prior
                         ----------
to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

          SECTION 1.07.  Officers.  The officers of Parent immediately prior to
                         ---------
the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.


                                   ARTICLE II

                       Effect on the Capital Stock of the
                       ----------------------------------
               Constituent Corporations; Exchange of Certificates
               --------------------------------------------------

          SECTION 2.01.  Effect on Capital Stock.  At the Effective Time, by
                         ------------------------
virtue of the Merger and without any action on the part of the holder of any shares of Company Capital Stock or any shares of capital stock of Parent:

          (a)  Capital Stock of Parent.  Each issued and outstanding share of
               ------------------------
capital stock of Parent shall remain outstanding and unaffected by the Merger.

          (b)  Cancelation of Treasury Stock.  Each share of Company Capital
               ------------------------------
Stock that is owned by the Company shall automatically be canceled and shall cease to exist, and no Parent Common Stock or other consideration shall be delivered in exchange therefor.

          (c)  Conversion of Company Capital Stock.  Subject to Section 2.01(b),
               ------------------------------------
all outstanding shares of Company Capital Stock, in the aggregate, shall be converted into the right to receive, in the aggregate, the consideration determined as set forth in Section 3.05 of the Restructuring Agreement (the

"Merger Consideration").  As of the Effective Time, all such shares of Company
---------------------
Capital Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and the holders of certificates ("Certificates") which
                                                            ------------
immediately prior to the Effective Time represented any such shares of Company Capital Stock shall cease to have any rights with respect thereto, except the collective right to receive the Merger Consideration upon surrender of all such Certificates in accordance with Section 2.02, without interest.

          SECTION 2.02.  Exchange of Certificates. (a)  Promptly following the
                         -------------------------
Effective Time, upon surrender of all Certificates for cancelation to Parent, together with such other documents as may reasonably be required by Parent to evidence such surrender, Parent shall deliver to the holders of Certificates, for exchange in accordance with this Article II, their pro rata share (based on
                                                       --- ----
relative numbers of shares represented by the Certificates) of the Merger Consideration payable pursuant to Section 2.01 in exchange for 100% of the Certificates. Delivery shall be effected, and risk of loss and title to the Certificates shall pass only upon delivery of such Certificates to Parent.

          (b)  No Further Ownership Rights in Company Capital Stock.  The Merger
               -----------------------------------------------------
Consideration issued (and paid) in accordance with the terms of this Article II upon conversion of any shares of Company Capital Stock shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such shares and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article II.


                                  ARTICLE III

                              Conditions Precedent
                              --------------------

          The sole condition precedent to the respective obligation of each party to effect the Merger shall be satisfaction (or waiver by the applicable beneficiary of the applicable condition) of the conditions set forth in Article VIII of the Restructuring Agreement.

                                   ARTICLE IV

                       Termination, Amendment and Waiver
                       ---------------------------------

          SECTION 4.01.  Termination.  This Agreement may be terminated, whether
                         ------------
before or after the TSAT Stockholder Approval and whether before or after approval of the stockholders of the constituent corporations to the Merger, but only upon termination of the Restructuring Agreement in accordance with the terms thereof.

          SECTION 4.02.  Effect of Termination.  In the event of termination of
                         ----------------------
this Agreement by either the Company or Parent as provided in Section 4.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent or the Company, other than this Section 4.02 and Article V.

          SECTION 4.03.  Amendment.  This Agreement may be amended, whether
                         ----------
before or after the TSAT Stockholder Approval and whether before or after approval of the stockholders of the constituent corporations to the Merger, but only on the same terms set forth in Section 9.03 of the Restructuring Agreement.


                                   ARTICLE V

                               General Provisions
                               ------------------

          SECTION 5.01.  Notices.  Any notice or other communication that is
                         --------
required or that may be given in connection with this Agreement shall be in writing and shall be delivered in accordance with Section 10.02 of the Restructuring Agreement.

          SECTION 5.02.  Interpretation.  When a reference is made in this
                         ---------------
Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

          SECTION 5.03.  Assignment.  Neither this Agreement nor any of the
                         -----------
rights, interests or obligations under this

Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

          SECTION 5.04.  Severability.  If any term or other provision of this
                         -------------
Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 5.05.  Entire Agreement; No Third-Party Beneficiaries.  This
                         -----------------------------------------------
Agreement, the other Merger Agreements, the Asset Transfer Agreements, the Restructuring Agreement, the US West Guarantee, the Malone Letter, the Reimbursement Agreements, the Stockholders Agreement, the Newhouse Voting Agreement, the Registration Rights Agreement, the Voting Agreements, the Tax Sharing Agreement, the TSAT Merger Agreement, the TSAT Stockholders Agreement, the Drop Down Agreement and the TSAT Tempo Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the Restructuring Transaction and
(b) except for the provisions of Article II are not intended to confer upon any person other than the parties any rights or remedies.

          SECTION 5.06.  Governing Law.  This Agreement shall be governed by and
                         --------------
construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of the State of Delaware are mandatorily applicable to the Merger.

          SECTION 5.07.  Enforcement; Exclusive Jurisdiction.   (a)  The parties
                         ------------------------------------
hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the State of New York or the State of Delaware and any court of the United States located in the Borough of Manhattan in New York City or the State of Delaware.

          (b) With respect to any suit, action or proceeding relating to this Agreement (collectively, a "Proceeding"), each party to this Agreement
                            ----------
irrevocably:

          (i) consents and submits to the exclusive jurisdiction of the courts of the States of New York and Delaware and any court of the United States located in the Borough of Manhattan in New York City or the State of Delaware;

          (ii) waives any objection which such party may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party; and

          (iii) consents to the service of process at the address set forth for notices in Section 10.02 of the Restructuring Agreement; provided that such
                                                              --------
     manner of service of process shall not preclude the service of process in any other manner permitted under applicable law.

          SECTION 5.08.  Counterparts.  This Agreement may be executed in one or
                         -------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

          IN WITNESS WHEREOF, Parent and the Company have duly executed this Agreement, all as of the date first written above.



                              PRIMESTAR, INC.,

                                by /s/ Kenneth G. Carroll
                                  __________________________
                                  Name: Kenneth G. Carroll
                                  Title: President


                              COX SATELLITE, INC.,

                                by /s/ Ajit Dalvi
                                  __________________________
                                  Name: Ajit Dalvi
                                  Title: Vice President